                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  ___________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): FEBRUARY 5, 1996
                                                 -----------------




                         BAY VIEW CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)


    DELAWARE                        0-17901                         94-3078031
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(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
incorporation                                                           No.)



2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA                       94403
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (415) 573-7300
                                                   --------------


                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




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Item 5.   Other Events.
          ------------

     On February 5, 1996, the Registrant issued the press release attached as
Exhibit 99.1 hereto. Additional information regarding the acquisition described in that release is presented in Exhibit 99.2 attached hereto.

     Statements contained in Exhibits 99.1 and 99.2 that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Certain of such statements are identified as being based on consensus estimates (by analysts not affiliated with the Registrant). Further, such statements are subject to important factors that could cause actual results to differ materially from those in Exhibits 99.1 and 99.2, including the following: regional and national economic conditions; changes in levels of market interest rates; credit risks of real estate, consumer and other lending activities; regulatory factors (including regulatory approval of the acquisition); and the Registrant's ability to achieve synergies in the acquisition and to sustain or improve the performance of the acquired company.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (i)  Exhibits

     The Exhibits referred to in Item 5 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                       2

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
EXHIBIT                                                             SEQUENTIAL
NUMBER                  DESCRIPTION                                  PAGE NO.
------                  -----------                                 ----------
99.1      Press release
99.2      Presentation

                                       3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BAY VIEW CAPITAL CORPORATION



Date: February 7, 1995              By: /s/ ROBERT J. FLAX
                                        -------------------------------
                                        Robert J. Flax
                                        Executive Vice President and
                                         Corporate Secretary